Warwick Valley Telephone Company                                        proxy

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Herbert Gareiss, Jr. or John P. Nye, or either of them, with full power of substitution, attorneys, agents and proxies to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Warwick Valley Telephone Company to be held on Friday, April 28, 1995 at 2:00 p.m. or at any adjournment thereof:

I.     FIXING NUMBER OF DIRECTORS AT NINE until next Annual Meeting.
       FOR []                 AGAINST []                ABSTAIN []
       The Board of Directors recommends a vote FOR this resolution.

II.    ELECTION OF DIRECTORS
       FOR [] all nominees listed below   WITHHOLD AUTHORITY [] to vote for
              (except as marked to the                          all nominees
              contrary below)                                   listed below

                    Wisner H. Buckbee, Joseph E. DeLuca
                     Fred M. Knipp, Corinna S. Lewis

       The Board of Directors recommends a vote FOR this resolution.
       INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

III.   PROPOSAL TO APPROVE THE APPOINTMENT
       OF BUSH AND GERMAIN as the independent FOR [] AGAINST [] ABSTAIN [] public accountants of the Company.

       The Board of Directors recommends a vote FOR this resolution.

IV. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

       This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR as respects all items.


       WITNESS my hand this...........................................day of

       ..............................................................., 1995
                                (please date)
       .....................................................................

       .....................................................................
       Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.

       When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                    PROMPTLY USING THE ENCLOSED ENVELOPE